UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

ROKU, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Winchester Circle Los Gatos, California		95032
(Address of Principal Executive Offices)		(Zip Code)

(408) 556-9040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2018, the stockholders of Roku, Inc. (the “Company”) elected Mai Fyfield as a Class I director whose term will expire at the Company’s 2021 annual meeting of stockholders. There is no arrangement or understanding between Ms. Fyfield and the Company or any other person pursuant to which she was elected as a director. Ms. Fyfield has also been appointed to the Audit Committee of the Board.

In connection with her appointment to the Board and to the Audit Committee, and in accordance with the Company’s annual cash retainer policy which is described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 12, 2018, Ms. Fyfield will receive an annual cash retainer of $35,000 for serving on the Board and $8,000 for serving on the Audit Committee, paid quarterly.  Ms. Fyfield shall also receive an equity grant for shares of our Class A common stock equivalent to $320,000 under our 2017 Equity Incentive Plan, consisting of 50% in stock options vesting monthly over three years from the grant date and 50% in restricted stock units vesting annually over three years from the grant date, each subject to continued service as a director through each applicable vesting date.  All of Ms. Fyfield’s unvested equity awards at the time of a change of control shall vest immediately prior to the consummation of such change of control.

Ms. Fyfield shall enter into the Company’s standard form of indemnification agreement for non-executive directors, which is attached as Exhibit 10.9 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on September 18, 2017 (File No. 333-220318).

A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

99.1Press release dated May 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: May 24, 2018
	By:	/s/ Steve Louden
Steve Louden
Chief Financial Officer